SUPPLEMENT DATED JANUARY 17, 2003
                                     TO THE
                       PROSPECTUS DATED DECEMBER 30, 2002
                                       FOR
                       JACKSON NATIONAL SEPARATE ACCOUNT I



GUARANTEED MINIMUM WITHDRAWAL BENEFIT:

While you may currently elect the Guaranteed Minimum Withdrawal Benefit (GMWB) after issue, Jackson National Life Insurance Company(R) (JNL(R)) reserves the right to limit availability to the issue date. Your decision to purchase this Contract should not depend on the availability of the GMWB option after issue. Accordingly, you should consult your JNL representative with respect to the current availability of the GMWB after the issue date.



(To be used with VC5526 01/03 and VC4224 01/03.)

                                                                     V5684 01/03